UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2024

Trump Media & Technology Group Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 N. Cattlemen Rd., Ste. 200
Sarasota, Florida 34232
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 735-7346

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	DJT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Solutions (as defined below) and JedTec (as defined below) on the Closing Date (as defined below), pursuant to which the Company will file a registration statement with the Securities Exchange Commission (the “SEC”) to register for resale the Shares.

The foregoing description of the Registration Rights Agreement is not complete and are qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 3, 2024, Trump Media & Technology Group Corp. (the “Company” or “TMTG”), WorldConnect Technologies, L.L.C. (“WCT”), WorldConnect IPTV Solutions, LLC (“Solutions”) and JedTec, L.L.C. (“JedTec”) entered into an asset acquisition agreement (the “Asset Acquisition Agreement”), pursuant to which the Company agreed to acquire substantially all of the assets of WCT or its affiliate, which mainly included certain agreements, including an option agreement (the “Option Agreement”), dated February 5, 2024, by and between WCT, Perception Group, Inc., Perception TVCDN Ltd., and FORA, FOrum RAčunalništva, d.o.o., as amended and restated  (each of the parties thereto other than WCT, collectively, “Perception”), as well as ancillary agreements related to the source code purchase (the “Source Code Purchase Agreement”) and support and maintenance (the “Support and Maintenance Agreement”, together with the Source Code Purchase Agreement, the “CDN Agreements”). The transaction closed on August 9, 2024, the date which two business days after the Company implemented the Perception Software and Network (as defined below) with all back-end API services having become generally available on iOS, Google/Android, and web media services and with streaming enabled from at least one data-center (the “Closing Date”).

Pursuant to the Option Agreement, on the Closing Date, WCT assigned to the Company the CDN Agreements, which are  being used for the roll out of the CDN technology for the Truth platform (the updated version of the Company’s Truth Social web and mobile application with streaming enabled using intellectual property obtained from Perception, the “Perception Software and Network”). In addition, Perception and its affiliates agreed not to use or permit other parties to use the Source Code (as defined below) until August 9, 2029 for any purpose that competes, in the United States, with the Truth platform or commercialization of such Source Code in the United States. In addition, the Option Agreement grants the (i) option to purchase Perception, subject to a future negotiation of the price and terms of such acquisition and (ii) right of first refusal to purchase Perception in the event of a bona fide written offer from an unaffiliated third party to purchase more than 50% of the assets of Perception. The Company does not have any current intention to exercise those rights.

Pursuant to the Asset Acquisition Agreement, the Company agreed to issue to Solutions and JedTec as consideration up to 5,100,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), 2,600,000 shares of which were issued on the Closing Date and 2,500,000 shares of which will be issuable upon the satisfaction of certain Milestones (as defined in the Asset Acquisition Agreement). In addition, with respect to all of the Shares, for a period of 12 months after the Closing Date, neither JedTec, Solutions nor their respective affiliates will be permitted to collectively sell an amount of the Shares during any consecutive two trading week period (the “Two Week Sale Period”) exceeding the “Set Percentage.” For the purposes of this restriction, the “Set Percentage” means a percentage of the average daily trading volume of the Common Stock during the immediately preceding two consecutive trading weeks as reported on primary exchange on which the Common Stock is traded (i.e., currently the NASDAQ) (the “Prior Two Week ADTV”). Unsold amounts from a Two week Sale Period do not carry over to a subsequent Two Week Sale Period. The “Set Percentage” is 3% for the first six months after the Closing Date and 5% from six to 12 months after the Closing Date. For example, if during the first six months after the Closing date, a Prior Two Week ADTV is 5,000,000 shares, restricted holders cannot sell more than 150,000 shares during the following Two Week Sale Period. Under the same fact pattern during six to 12 months after the Closing Date, restricted holders could not sell more than 250,000 shares during such Two Week Sale Period.

Concurrently with the execution of the Asset Acquisition Agreement, and as a condition and inducement to the willingness of the Company to enter into it, WCT exercised the Option Agreement and entered into the Source Code Purchase Agreement and the Support and Maintenance Agreement, which agreements were assigned to the Company on the Closing Date. Under the Source Code Purchase Agreement, Perception agreed to sell a copy of the source code of the software related to the CDN technology (“Source Code”) and grant the WCT (which grant was assigned under the Asset Acquisition Agreement to the Company) an irrevocable, non-exclusive, worldwide, perpetual right and license to forever retain, copy, reproduce, use, modify, enhance, create modifications and derivative works of, display, distribute, perform, compile, execute, sublicense, and otherwise exploit the Source Code and all resulting compiled software for commercial exploitation. The purchase price of $17,500,000 is payable by the Company in four installments to be completed by the third anniversary of the execution date of the Source Code Purchase Agreement. Further to supplement the Source Code Purchase Agreement, WCT entered into a Support and Maintenance Agreement, under which Perception is to assist the Company in commercializing the Source Code to develop, launch, and grow the platform.

The proceeds used in the transaction are sourced from the Company's working capital. No material relationship exists between the registrant or any of its affiliates and the other parties involved in the transaction. However, W. Kyle Green, one of the Company’s independent directors, previously served as legal counsel for JedTec on matters unrelated to the aforementioned transaction and/or the Company. Mr. Green did not participate in discussions regarding or the approval process of the transaction.

The foregoing descriptions of the Asset Acquisition Agreement and the Option Agreement and are qualified in their entirety by reference to the full text of the Asset Acquisition Agreement and the Option Agreement, copies of which were previously filed with the SEC as Exhibit 10.1 and 10.2 to the Company’s Current Report on Form 8-K, on July 3, 2024, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On August 9, 2024, the Company issued a press release (the “Press Release”) in connection with the closing of the Asset Acquisition Agreement. The foregoing description of the Press Release is subject to and qualified in its entirety by reference to the full text of the Press Release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statement regarding the future plans and potential success of the streaming services under the CDN and related matters. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that the Company describes in its forward-looking statements. There may be events in the future that the Company is not accurately able to predict, or over which the Company has no control.

You should not place undue reliance on forward-looking statements. Although the Company may elect to update forward-looking statements in the future, the Company disclaim any obligation to do so, even if our assumptions and projections change, except where applicable law may otherwise require us to do so. Forward-looking statements are not guarantees of performance. Readers should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements herein. Important factors that may affect these projections or expectations include, but are not limited to: statements about the ability of the Company to realize the benefits from the business combination; the ability of the Company to maintain the listing of the Company’s Common Stock on Nasdaq; ability to realize the benefit of the streaming services, its cost effectiveness, performance, stability, and future financial performance following the business combination; the impact of the outcome of any known or unknown litigation or other legal proceedings; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures of the Company; the future revenue and effect on gross margins of the Company; the attraction and retention of qualified directors, officers, employees, and key personnel of the Company; the ability of the Company to compete effectively in a competitive industry; the impact of the ongoing legal proceedings in which President Donald J. Trump is involved on the Company’s corporate reputation and brand; expectations concerning the relationships and actions of the Company and its affiliates with third parties; the short- and long-term effects of the consummation of the business combination on the Company’s business relationships, operating results, and business generally; the impact of future regulatory, judicial, and legislative changes in the Company’s industry; the ability to locate and acquire complementary products or product candidates and integrate those into the Company’s business; Truth Social, the Company’s initial product, and its ability to generate users and advertisers; future arrangements with, or investments in, other entities or associations; competition and competitive pressures from other companies in the industries in which the Company operates; changes in domestic and global general economic and macro-economic conditions and the volatility of the price of Common Stock that may result from sales of shares by Yorkville or other shares we previously registered for resale. For a discussion of these important factors and other risks, please read the information set forth under the caption “Risk Factors” in our registration statement on Form S-1 and other documents filed with the SEC, which describe additional factors that could adversely affect our business, financial condition, or results of operations. The Company’s SEC filings are available publicly on the SEC website at www.sec.gov. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1+	Registration Rights Agreement, dated August 9, 2024, by and among the Company,WorldConnect IPTV Solutions, LLC and JedTec, L.L.C.
99.1	Press Release, dated August 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+
Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) information that the Company treats as private or confidential. The Company hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trump Media & Technology Group Corp.

Dated: August 9, 2024	By:	/s/ Scott Glabe
	Name:	Scott Glabe
	Title:	General Counsel and Secretary